UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 19, 2019
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54402	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 19, 2019, BioRestorative Therapies, Inc. (the “Company”) issued 1,000,000 shares of common stock of the Company to Dale Broadrick (“Broadrick”) at a purchase price of $0.60 per share.  In consideration thereof, the Company issued to Broadrick a five year warrant (the “Five Year Warrant”) for the purchase of 500,000 shares of common stock of the Company at an exercise price of $0.85 per share and a one year warrant (together with the Five Year Warrant, the “Warrants”) for the purchase of 500,000 shares of common stock of the Company at an exercise price of $0.70 per share.

The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrants filed as Exhibits 10.1 and 10.2 to this Current Report, which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

See Item 1.01 above.

On February 11, 2019, the Company issued 65,262 shares of common stock of the Company in exchange for outstanding indebtedness in the amount of $22,711, inclusive of accrued and unpaid interest and fees.

On February 21, 2019, the Company and a certain lender agreed to extend the maturity date of a promissory note from January 2019 to December 2019. In consideration of the extension, the Company issued 10,000 shares of common stock of the Company to the lender.

For each of the securities issuances, the Company relied upon Section 4(a)(2) of the Securities Act of 1933, as amended (the "Act"), as transactions by an issuer not involving any public offering or Section 3(a)(9) of the Act as a security exchanged by an issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange. For each such transaction, the Company did not use general solicitation or advertising to market the securities, the securities were offered to a limited number of persons, the investors had access to information regarding the Company (including information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, Quarterly Reports on Form 10-Q for the periods ended March 31, 2018, June 30, 2018 and September 30, 2018, Current Reports on Form 8-K filed with the Securities and Exchange Commission and press releases made by the Company), and management of the Company was available to answer questions from prospective investors.  The Company reasonably believes that each of the investors is an accredited investor.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

10.1 Warrant, dated February 19, 2019, issued by the Company to Dale Broadrick.

10.2 Warrant, dated February 19, 2019, issued by the Company to Dale Broadrick.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: February 22, 2019	By:	/s/ Mark Weinreb
Mark Weinreb
Chief Executive Officer